Exhibit 21.1
SUBSIDIARIES OF AMERESCO, INC.

LEGAL NAME	ENTITY TYPE	JURISDICTION
112 Lake Street Solar LLC	Limited Liability Company	DE
117 Lake Street Solar LLC	Limited Liability Company	DE
1519 Crandall Road LLC	Limited Liability Company	DE
1724 64th Avenue Solar LLC	Limited Liability Company	DE
2598837 ONTARIO Inc.	Corporation	Canada
310 Main St. Solar LLC	Limited Liability Company	DE
3901 Suitland Road Solar LLC	Limited Liability Company	DE
399 Revolution Drive Solar LLC	Limited Liability Company	DE
515 Main Saugus LLC	Limited Liability Company	DE
5700 Canada Street Solar LLC	Limited Liability Company	DE
5715 Livingston Road Solar LLC	Limited Liability Company	DE
59 Morse Road Solar LLC	Limited Liability Company	DE
83 School Street Solar LLC	Limited Liability Company	DE
Aegean Drive Solar LLC	Limited Liability Company	Delaware
Alberta VA Solar LLC	Limited Liability Company	DE
AM Helios LLC	Name Reserved	DE
Ameresco & Elemental Options Inc.	Corporation	Canada
Ameresco 202 South Blair Solar Inc.	Corporation	Canada
Ameresco AD Holdings LLC	Limited Liability Company	DE
Ameresco Alternate Fuels LLC	Limited Liability Company	DE
Ameresco Aneval LLC	Limited Liability Company	DE
Ameresco ARS LLC	Limited Liability Company	DE
Ameresco Asset Holdings IV LLC	Limited Liability Company	DE
Ameresco Asset Sustainability Group LLC	Limited Liability Company	DE
Ameresco Benson Valley RNG LLC	Limited Liability Company	DE
Ameresco Brickyard RNG LLC	Limited Liability Company	DE
Ameresco Butte County LLC	Limited Liability Company	DE
Ameresco Canada Inc.	Corporation	Canada
Ameresco Candlewood HoldCo LLC	Limited Liability Company	DE
Ameresco CEPEO Solar Inc.	Corporation	Canada
Ameresco Cherokee RNG LLC	Limited Liability Company	DE
Ameresco Chicopee Energy LLC	Limited Liability Company	DE
Ameresco Chiquita Energy LLC	Limited Liability Company	DE
Ameresco Chiquita RGN LLC	Limited Liability Company	DE
Ameresco Clinton County RNG LLC	Limited Liability Company	DE
Ameresco Colchester 1 Inc.	Corporation	Canada
Ameresco Construction Holdings LLC	Limited Liability Company	DE
Ameresco CT LLC	Limited Liability Company	DE
Ameresco Dallas LLC	Limited Liability Company	DE
Ameresco Danville Solar LLC	Limited Liability Company	DE
Ameresco Delaware Energy LLC	Limited Liability Company	DE
Ameresco DR LLC	Limited Liability Company	DE
Ameresco Dufferin Solar Inc.	Corporation	Canada
Ameresco Energy Hellas S.A.	Corporation	Greece

LEGAL NAME	ENTITY TYPE	JURISDICTION
Ameresco Epperson RNG LLC	Limited Liability Company	DE
Ameresco Hellas – Greenesco – Res Invest Joint Venture	Joint Venture	Greece
Ameresco Enertech, Inc.	Corporation	KY
Ameresco Evansville LLC	Limited Liability Company	DE
Ameresco Federal Solutions, Inc.	Corporation	TN
Ameresco Finance Solar II Inc.	Corporation	Canada
Ameresco Finance Solar Inc.	Corporation	Canada
Ameresco Forward LLC	Limited Liability Company	DE
Ameresco Forward RNG LLC	Limited Liability Company	DE
Ameresco GEDSB Solar Inc.	Corporation	Canada
Ameresco Georgia LLC	Limited Liability Company	DE
Ameresco Geothermal Inc.	Corporation	Canada
Ameresco Greenridge LLC	Limited Liability Company	DE
Ameresco Greenridge RNG LLC	Limited Liability Company	DE
Ameresco Half Moon Bay LLC	Limited Liability Company	DE
Ameresco Hawaii LLC	Limited Liability Company	DE
Ameresco HCE Solar LLC	Limited Liability Company	DE
Ameresco HPEDSB Solar Inc.	Corporation	Canada
Ameresco Intelligent Systems, LLC	Limited Liability Company	DE
Ameresco International Holdings B.V.	Private Limited Liability Company	Netherlands
Ameresco JPII Carbon Reduction Inc.	Corporation	Canada
Ameresco Janesville LLC	Limited Liability Company	DE
Ameresco Jefferson City LLC	Limited Liability Company	DE
Ameresco Johnson Canyon LLC	Limited Liability Company	DE
Ameresco Keller Canyon LLC	Limited Liability Company	DE
Ameresco Keller Canyon RNG LLC	Limited Liability Company	DE
Ameresco Lake Havasu LLC	Limited Liability Company	DE
Ameresco Langstaff Solar Inc.	Corporation	Canada
Ameresco LDCSB Solar Inc.	Corporation	Canada
Ameresco Lee County RNG LLC	Limited Liability Company	DE
Ameresco LFG - I, Inc. d/b/a Ameresco Goshen	Corporation	DE
Ameresco LFG Holdings II LLC	Limited Liability Company	DE
Ameresco LFG Holdings III LLC	Limited Liability Company	DE
Ameresco LFG Holdings LLC	Limited Liability Company	DE
Ameresco Little Dixie RNG LLC	Limited Liability Company	DE
Ameresco Limited	Private Limited Company	United Kingdom
Ameresco Manati LLC	Limited Liability Company	DE
Ameresco McCarty Energy LLC	Limited Liability Company	DE
Ameresco MT Wind, LLC	Limited Liability Company	DE
Ameresco Mt. Olive LLC	Limited Liability Company	DE
Ameresco Modern RNG LLC	Limited Liability Company	DE
Ameresco Myles Solar Inc.	Corporation	Canada
Ameresco Navy Yard Peaker LLC	Limited Liability Company	DE
Ameresco New Market Energy Storage Inc.	Corporation	Canada
Ameresco Niagara Solar Inc.	Corporation	Canada
Ameresco Northampton LLC	Limited Liability Company	DE
Ameresco Orbit Clinton LLC	Limited Liability Company	DE

LEGAL NAME	ENTITY TYPE	JURISDICTION
Ameresco Orbit DesMoinesWA LLC	Limited Liability Company	DE
Ameresco Orbit Wadesboro LLC	Limited Liability Company	DE
Ameresco Otay RNG LLC	Limited Liability Company	DE
Ameresco Palmetto LLC	Limited Liability Company	DE
Ameresco Pine Bluff LLC	Limited Liability Company	DE
Ameresco Pine Grove RNG LLC	Limited Liability Company	DE
Ameresco Planergy Housing, Inc.	Corporation	DE
Ameresco Potter Road LLC	Limited Liability Company	DE
Ameresco Puerto Rico, Inc.	Corporation	Commonwealth of Puerto Rico
Ameresco PV Holdings II LLC	Limited Liability Company	DE
Ameresco PV Holdings III LLC	Limited Liability Company	DE
Ameresco PV Holdings IV LLC	Limited Liability Company	DE
Ameresco PV Holdings LLC	Limited Liability Company	DE
Ameresco PV Holdings V LLC	Limited Liability Company	DE
Ameresco PV Holdings VI LLC	Limited Liability Company	DE
Ameresco PV Holdings VII LLC	Limited Liability Company	DE
Ameresco PV Holdings VIII LLC	Limited Liability Company	DE
Ameresco PV Holdings Eleven LLC	Limited Liability Company	DE
Ameresco PV Holdings VII FinCo LLC	Limited Liability Company	DE
Ameresco PV Holdings IX LLC	Limited Liability Company	DE
Ameresco PV Holdings X LLC	Limited Liability Company	DE
Ameresco Quantum, Inc. – Merged into AMRC	Corporation	WA
Ameresco Quebec Inc.	Corporation	Quebec
Ameresco Ranchland LLC	Limited Liability Company	DE
Ameresco Renewable Energy LLC	Limited Liability Company	DE
Ameresco Renewable LLC	Limited Liability Company	DE
Ameresco RNG Holdings I LLC	Limited Liability Company	DE
Ameresco Roxana RNG LLC	Limited Liability Company	DE
Ameresco San Antonio LLC	Limited Liability Company	DE
Ameresco San Joaquin LLC	Limited Liability Company	DE
Ameresco San Joaquin Solar LLC	Limited Liability Company	DE
Ameresco Santa Clara LLC	Limited Liability Company	DE
Ameresco Santa Cruz Energy LLC	Limited Liability Company	DE
Ameresco Select, Inc.	Corporation	MA
Ameresco Servicios Energeticos S.L.	Corporation	Spain
Ameresco SFPUC LLC	Limited Liability Company	DE
Ameresco Skunk Creek LLC	Limited Liability Company	DE
Ameresco Solar - Products LLC	Limited Liability Company	DE
Ameresco Solar – Solutions LLC	Limited Liability Company	DE
Ameresco Solar - Technologies LLC	Limited Liability Company	DE
Ameresco Solar Bridgewater LLC	Limited Liability Company	DE
Ameresco Solar Canton LLC	Limited Liability Company	DE
Ameresco Solar Englewood LLC	Limited Liability Company	DE
Ameresco Solar Fall River LLC	Limited Liability Company	DE
Ameresco Solar Holdings I LLC	Limited Liability Company	DE
Ameresco Solar Holdings II LLC	Limited Liability Company	DE
Ameresco Solar Holdings III LLC	Limited Liability Company	DE

LEGAL NAME	ENTITY TYPE	JURISDICTION
Ameresco Solar Holdings II FinCo LLC	Limited Liability Company	DE
Ameresco Solar Land Holdings LLC	Limited Liability Company	DE
Ameresco Solar LLC	Limited Liability Company	DE
Ameresco Solar Logan LLC	Limited Liability Company	DE
Ameresco Solar Lowell LLC	Limited Liability Company	DE
Ameresco Solar Milton LLC	Limited Liability Company	DE
Ameresco Solar Natick II LLC	Limited Liability Company	DE
Ameresco Solar Natick LLC	Limited Liability Company
Ameresco Solar New York LLC	Limited Liability Company	DE
Ameresco Solar Newburyport LLC	Limited Liability Company	DE
Ameresco Solar Power 1 LLC	Limited Liability Company	DE
Ameresco Solar Waltham LLC	Limited Liability Company	DE
Ameresco Solar Worcester LLC	Limited Liability Company	DE
Ameresco Southwest, Inc.	Corporation	DE
Ameresco Stafford LLC	Limited Liability Company	AZ
Ameresco TN Swine RNG LLC	Limited Liability Company	DE
Ameresco Upper Rock Island RNG LLC	Limited Liability Company	DE
Ameresco UW Solar Inc.	Corporation	DE
Ameresco Vasco Road LLC	Limited Liability Company	Canada
Ameresco Wind New York LLC	Limited Liability Company	DE
Ameresco Wind Power Canada Inc.	Corporation	DE
Ameresco Woodland Meadows LLC	Limited Liability Company	Canada
Ameresco Woodland Meadows Romulus LLC	Limited Liability Company	DE
Ameresco Wyandot RNG LLC	Limited Liability Company	DE
Ameresco/Pacific Energy JV	General Partnership	DE
AmerescoSolutions, Inc.	Corporation	HI
AMRC 53 Finco LLC	Limited Liability Company	NC
AMRC 53 Holdings LLC	Limited Liability Company	DE
AMRC Blackstone Holdings LLC	Limited Liability Company	DE
AMRC CECNY Holdings LLC	Limited Liability Company	DE
AMRC CS Holdings LLC	Limited Liability Company	DE
AMRC Frederick Holdings LLC	Limited Liability Company	DE
AMRC Hawaii LLC	Limited Liability Company	DE
AMRC LICSS Holdings LLC	Limited Liability Company	DE
AMRC Millis Holdings LLC	Limited Liability Company	DE
AMRC Panel Finance LLC	Limited Liability Company	DE
AMRC Panel Holdings LLC	Limited Liability Company	DE
AMRC PVH IX LLC	Limited Liability Company	DE
AMRC PV Holdings X LLC	Limited Liability Company	DE
Applied Energy Group, Inc.	Corporation	DE
Arlington Municipal Solar PV Projects 2015 LLC	Limited Liability Company	DE
Ashland High School Solar LLC	Limited Liability Company	DE
Ashland Howe St. Solar LLC	Limited Liability Company	DE
Ashland Middle School Solar LLC	Limited Liability Company	DE
Athol Leicester Solar LLC	Limited Liability Company	DE
Banner Solar Baywood	Limited Liability Company	DE
Banner Solar Gateway	Limited Liability Company	DE
Banner Solar Ironwood	Limited Liability Company	DE

LEGAL NAME	ENTITY TYPE	JURISDICTION
Belvidere Landfill Solar 1 LLC	Limited Liability Company	DE
Belvidere Landfill Solar 2 East LLC	Limited Liability Company	IL
Belvidere Landfill Solar 2 West LLC	Limited Liability Company	IL
Benigno Blvd Solar LLC	Limited Liability Company	IL
Bernardston Landfill Solar LLC	Limited Liability Company	DE
Bloomfield CT 1, LLC	Limited Liability Company	DE
Bomarc Road Solar LLC	Limited Liability Company	CO
Bound Line Road Solar LLC	Limited Liability Company	DE
BPDA Solar LLC	Limited Liability Company	DE
Braintree Schools Solar PV 2015 LLC	Limited Liability Company	DE
Bremo Bluff VA Solar LLC	Limited Liability Company	DE
Brentwood Rd Solar LLC	Limited Liability Company	DE
Brickyard Road Solar LLC	Limited Liability Company	DE
Brophy College Preparatory Solar LLC	Limited Liability Company	DE
Burnt Swamp Road Solar LLC fka Wrentham # 1 Solar LLC	Limited Liability Company	DE
BWC Gibbs Brook, LLC	Limited Liability Company	DE
BWC Harlow Brook, LLC	Limited Liability Company	DE
BWC Mystic River, LLC	Limited Liability Company	DE
BWC Origination 18, LLC	Limited Liability Company	DE
BWC Origination 19, LLC	Limited Liability Company	DE
BWC Origination 8, LLC	Limited Liability Company	DE
BWC Pocasset River, LLC	Limited Liability Company	DE
BWC Wading River, LLC	Limited Liability Company	DE
BWC Wareham Assemblage, LLC	Limited Liability Company	DE
BWC Wareham River, LLC	Limited Liability Company	DE
Camino De Cruz Blanca Solar LLC fka St. John’s Solar LLC	Limited Liability Company	DE
Candlewood Clean Power LLC	Limited Liability Company	DE
Candlewood Solar LLC	Limited Liability Company	DE
Cedar Creek Solar LLC	Limited Liability Company	DE
Chesapeake Beach BESS LLC	Limited Liability Company	DE
Chicago Solar Alliance LLC	Limited Liability Company	DE
Church Street Solar LLC	Limited Liability Company	DE
City of Phoenix 22 Ave Solar LLC	Limited Liability Company	DE
Clarksville VA Solar LLC	Limited Liability Company	DE
Colonial Beach VA Solar LLC	Limited Liability Company	DE
Colonial Beach VA #2 Solar LLC	Limited Liability Company	DE
COV Smart City LP	General Partnership	DE
Danville Foundry Holdings, LLC	Limited Liability Company	Canada
DePue Holdings, LLC	Limited Liability Company	DE
Derry NH Landfill Solar LLC	Limited Liability Company	DE
Dinwiddie VA Solar LLC	Limited Liability Company	DE
Doswell VA Solar LLC	Limited Liability Company	DE
Downing Parkway Solar LLC	Limited Liability Company	DE
Dudley Landfill Solar LLC	Limited Liability Company	DE
e.three Custom Energy Solutions, LLC	Limited Liability Company	DE
East Bridgewater 1 Solar LLC	Limited Liability Company	NV
East Granby Solar LLC	Limited Liability Company	DE
East Victory Way Solar LLC	Limited Liability Company	DE

LEGAL NAME	ENTITY TYPE	JURISDICTION
Eastern Correctional Napanoch NY Solar LLC	Limited Liability Company	DE
Easton Schools Solar LLC	Limited Liability Company	DE
EI Fund One, Inc.	Corporation	DE
Ellsworth ME Solar LLC	Limited Liability Company	MA
Elm Grove Solar LLC	Limited Liability Company	DE
Energy Investment, Inc.	Corporation	DE
E Monroe Little Falls North LLC	Limited Liability Company	MA
E Monroe Little Falls South LLC	Limited Liability Company	DE
Energy Solutions & Security, LLC	Limited Liability Company	DE
ESCT-BJ318, LLC	Limited Liability Company	DE
ESMA-BJ113, LLC	Limited Liability Company	CT
ESMA-BJ175, LLC	Limited Liability Company	MA
ESMA-BJ209, LLC	Limited Liability Company	MA
ESMA-BJ353, LLC	Limited Liability Company	MA
ESNY-YORKTOWN, LLC fka ESNY-IBM-YORKTOWN, LLC	Limited Liability Company	MA
ESP Response Limited	Private Limited Company	NY
Fall River Solar Phase 2 LLC	Limited Liability Company	United Kingdom
Fiberloid St Solar LLC	Limited Liability Company	DE
Fishkill NY One Solar LLC	Limited Liability Company	DE
Franklin 1 Solar LLC	Limited Liability Company	DE
Freeport Solar North, LLC	Limited Liability Company	DE
Freeport Solar South, LLC	Limited Liability Company	DE
French King Solar LLC	Limited Liability Company	IL
Getty Avenue Solar LLC	Limited Liability Company	DE
Glenn Burnie Landfill Solar LLC	Limited Liability Company	DE
Glenn Burnie Landfill Solar ANEM LLC	Limited Liability Company	DE
Glenn Burnie Landfill Solar CSEGS-1 LLC	Limited Liability Company	DE
Glendale Road Solar PV LLC	Limited Liability Company	DE
Gloversville Community Solar LLC	Limited Liability Company	DE
Gray Road Solar Energy LLC	Limited Liability Company	DE
Gray Road Solar Energy 2 LLC	Limited Liability Company	DE
Gray Road Solar Energy 3 LLC	Limited Liability Company	DE
Green Wave LLC	Limited Liability Company	DE
Greene Correctional Coxsackie NY Solar LLC	Limited Liability Company	DE
Greenhaven Correctional Stormville NY Solar LLC	Limited Liability Company	DE
Groton Landfill Solar LLC	Limited Liability Company	DE
Grove Street Solar LLC	Limited Liability Company	DE
Hampden Landfill Solar LLC	Limited Liability Company	DE
Hancock MD #1 Solar LLC	Limited Liability Company	DE
Hanson Solar LLC	Limited Liability Company	DE
HEC/CJTS Energy Center LLC	Limited Liability Company	DE
HEC/Tobyhanna Energy Project, Inc.	Corporation	DE
Highland Bridge Solar LLC	Name Reserved	MA
Highland Street Natick Solar LLC	Limited Liability Company	DE
Historic Congressional Solar LLC	Limited Liability Company	DE
Hixbridge Solar LLC	Limited Liability Company	DE
HSGS-Ameresco, LLC	Limited Liability Company	DE
Hui O Aina, LLC	Limited Liability Company	SC

LEGAL NAME	ENTITY TYPE	JURISDICTION
Illiopolis Solar North LLC	Limited Liability Company	HI
Illiopolis Solar South LLC	Limited Liability Company	IL
Indian Road Solar LLC	Limited Liability Company	Il
Ivory Street Solar LLC	Limited Liability Company	DE
Juice Technologies, Inc. dba Plug Smart	Corporation	DE
KBR EaaS LLC	Limited Liability Company	FL
Kerry Sustainable Energy Limited	Private Limited Company	DE
Kinsale VA Solar LLC	Limited Liability Company	Ireland
KP AACC Sacramento Solar LLC	Limited Liability Company	DE
KP Aliso Creek MOB Solar LLC	Limited Liability Company	DE
KP Baldwin Park Parking Solar LLC	Limited Liability Company	DE
KP Carson South Bay Solar LLC	Limited Liability Company	DE
KP Clairemont Mesa Solar LLC	Limited Liability Company	DE
KP Colton Medical Solar LLC	Limited Liability Company	DE
KP Columbia Gateway Solar LLC	Limited Liability Company	DE
KP Corona Medical Offices Solar LLC	Limited Liability Company	DE
KP Covina MOB Solar LLC	Limited Liability Company	DE
KP Culver Marina Solar LLC	Limited Liability Company	DE
KP Diamond Bar Solar LLC	Limited Liability Company	DE
KP Downey Medical Solar LLC	Limited Liability Company	DE
KP Fontana Medical Solar LLC	Limited Liability Company	DE
KP Gaithersberg Medical Solar LLC	Limited Liability Company	DE
KP Garden Grove Medical Solar LLC	Limited Liability Company	DE
KP Hawthorne MOB Solar LLC	Limited Liability Company	DE
KP Hesperia MOB Solar LLC	Limited Liability Company	DE
KP Honolulu Medical Solar LLC	Limited Liability Company	DE
KP Honolulu Solar LLC	Limited Liability Company	DE
KP Huntington Beach MOB Solar LLC	Limited Liability Company	DE
KP Inglewood Solar LLC	Limited Liability Company	DE
KP Kona Medical Solar LLC	Limited Liability Company	DE
KP Koolau Medical Solar LLC	Limited Liability Company	DE
KP Kula Solar LLC	Limited Liability Company	DE
KP Lanai Solar LLC	Limited Liability Company	DE
KP Leeward Solar LLC	Limited Liability Company	DE
KP Lincoln Medical Offices Solar LLC	Limited Liability Company	DE
KP Manteca Hospital Solar LLC	Limited Liability Company	DE
KP Mapunapuna Medical Solar LLC	Limited Liability Company	DE
KP Market Solar LLC	Limited Liability Company	DE
KP Maui Medical Solar LLC	Limited Liability Company	DE
KP Ming Medical Solar LLC	Limited Liability Company	DE
KP Moanalua Solar LLC	Limited Liability Company	DE
KP Modesto Medical Center Solar LLC	Limited Liability Company	DE
KP Moreno Iris Medical Solar LLC	Limited Liability Company	DE
KP Moreno Valley Hospital DNT Solar LLC	Limited Liability Company	DE
KP Moreno Valley Medical Offices Solar LLC	Limited Liability Company	DE
KP Murrieta Ambulatory Solar LLC	Limited Liability Company	DE
KP Nanaikeola Medical Solar LLC	Limited Liability Company	DE

LEGAL NAME	ENTITY TYPE	JURISDICTION
KP North Baltimore HUB Solar LLC	Limited Liability Company	DE
KP Ontario Vineyard O.P. Surgicenter B Solar LLC	Limited Liability Company	DE
KP Rancho San Diego Solar LLC	Limited Liability Company	DE
KP Redlands Medical Solar LLC	Limited Liability Company	DE
KP Riverside Medical Center Solar LLC	Limited Liability Company	DE
KP Riverside Solar LLC	Limited Liability Company	DE
KP San Marcos Medical Solar LLC	Limited Liability Company	DE
KP San Mateo Solar LLC	Limited Liability Company	DE
KP San Rafael Hospital Solar LLC	Limited Liability Company	DE
KP San Rafael Los Gamos MOB Parking Structure Solar LLC	Limited Liability Company	DE
KP South Sacramento Hospital Solar LLC	Limited Liability Company	DE
KP Springfield MOB Solar LLC	Limited Liability Company	DE
KP Stockton Central Utility Plant Solar LLC	Limited Liability Company	DE
KP Sylmar Medical Solar LLC	Limited Liability Company	DE
KP Temecula Solar LLC	Limited Liability Company	DE
KP Tracy Medical Offices Solar LLC	Limited Liability Company	DE
KP Victorville MOB Solar LLC	Limited Liability Company	DE
KP Wailuku Solar LLC	Limited Liability Company	DE
KP Waipio Solar LLC	Limited Liability Company	DE
KP Wildomar MOB Solar LLC	Limited Liability Company	DE
Kupono Solar Development Company, LLC	Limited Liability Company	DE
La Palma Ave Solar LLC	Limited Liability Company	DE
Lakeview Solar Farm Inc	Corporation	DE
Las Cruces Solar LLC	Limited Liability Company	Canada
Lenox Willow Creek Solar LLC	Limited Liability Company	DE
Lexington Bowman ES Solar LLC	Limited Liability Company	DE
Lexington Bridge ES Solar LLC	Limited Liability Company	DE
Lexington Children's Place Solar LLC	Limited Liability Company	DE
Lexington Clark MS Solar LLC	Limited Liability Company	DE
Lexington Diamond MS Solar LLC	Limited Liability Company	DE
Lexington Harrington ES Solar LLC	Limited Liability Company	DE
Lexington Municipal Solar LLC	Limited Liability Company	DE
Lexington New Hastings ES Solar LLC fka Lexington Solar Partners LLC	Limited Liability Company	DE
Lower Mine Road LLC	Limited Liability Company	DE
Ludlow 1 Solar LLC	Limited Liability Company	DE
MA Solar Highway LLC	Limited Liability Company	DE
MA Solar Highway Phase 1B LLC	Limited Liability Company	DE
MA Solar Highway Phase 2 LLC	Limited Liability Company	DE
MA Solar Highway Phase 3 LLC	Limited Liability Company	DE
McKenney VA Solar LLC	Limited Liability Company	DE
Main Street Exeter Solar LLC	Limited Liability Company	DE
Manteca Recycled Water Project LLC	Limited Liability Company	DE
Manville Hill Road Solar LLC	Limited Liability Company	DE
Marana Dove Mountain Solar LLC	Limited Liability Company	DE
Marana Maintenance and Transport Solar LLC	Limited Liability Company	DE
Marbury Point Solar LLC	Limited Liability Company	DE
Mariposa Solar Farm Inc	Corporation	DE
Marsh School Solar LLC	Limited Liability Company	Canada

LEGAL NAME	ENTITY TYPE	JURISDICTION
McLean Landfill Solar LLC	Limited Liability Company	DE
Medusa NY 1, LLC	Limited Liability Company	IL
Memorial Field Football Field Solar LLC	Limited Liability Company	DE
Methuen HS Solar LLC	Limited Liability Company	DE
Middletown NY 1, LLC	Limited Liability Company	DE
Middletown NY 2, LLC	Limited Liability Company	DE
Midstate Correctional Marcy NY Solar LLC	Limited Liability Company	DE
Mill Glen Solar LLC	Limited Liability Company	DE
Millbury Landfill Solar LLC	Limited Liability Company	DE
Millbury MA 1, LLC	Limited Liability Company	DE
Millis MA 1, LLC	Limited Liability Company	DE
MN CSG 10 LLC	Limited Liability Company	CO
Montecito Schools Solar LLC	Limited Liability Company	DE
Montevue Lane Solar LLC	Limited Liability Company	DE
Mount Olive Community Development Fund LLC	Limited Liability Company	DE
Natick KMS Solar Canopy LLC	Limited Liability Company	DE
Natick KMS Solar Roof LLC	Limited Liability Company	DE
Natick Senior Center Solar LLC	Limited Liability Company	DE
Natick West Fire Station Solar LLC	Limited Liability Company	DE
Newton Municipal III LLC	Limited Liability Company	DE
Newton Municipal III Homer Street LLC	Limited Liability Company	DE
Newton Municipal III Walnut Street LLC	Limited Liability Company	DE
Newton Municipal Solar LLC	Limited Liability Company	DE
Ninety-First Avenue Renewable Biogas LLC	Limited Liability Company	DE
North Kingstown Solar LLC fka North Kingston Solar LLC dba Hamilton Allenton Solar LLC	Limited Liability Company	DE
North Parish Road Solar PV LLC	Limited Liability Company	DE
Oaks Landfill Solar ANEM LLC	Limited Liability Company	DE
Oaks Landfill Solar CS LLC	Limited Liability Company	DE
Oaks Landfill Solar CSEGS-1 LLC	Limited Liability Company	DE
Oaks Landfill Solar CSEGS-2 LLC	Limited Liability Company	DE
Optimum Operations LLC	Limited Liability Company	DE
Oral Oaks Road Solar LLC	Limited Liability	DE
Orange USD Solar LLC	Limited Liability Company	DE
Otter River Road Solar LLC	Limited Liability Company	DE
Owego Solar LLC	Limited Liability Company	DE
Peak Creek Solar LLC	Limited Liability Company	DE
Penobscot Narrows Solar LLC	Limited Liability Company	De
Peppertown Road Solar LLC	Limited Liability Company	DE
Phenix Avenue Solar LLC	Limited Liability Company	DE
Phillips Route 82 Solar LLC	Limited Liability Company	DE
Pima County Solar LLC	Limited Liability Company	DE
Plymouth South Solar LLC	Limited Liability Company	DE
Port Deposit MD Solar LLC	Limited Liability Company	DE
Preston MD #1 Solar LLC	Limited Liability Company	DE
Pulaski Community Solar LLC	Limited Liability Company	DE
Readington Solar PV LLC	Limited Liability Company	DE

LEGAL NAME	ENTITY TYPE	JURISDICTION
Robinson Hill Solar LLC	Limited Liability Company	DE
Rochester MA 2, LLC	Limited Liability Company	DE
Rumford Avenue Solar LLC	Limited Liability Company	CO
Saluda VA Solar LLC	Limited Liability Company	DE
Saluda VA #2 Solar LLC	Limited Liability Company	DE
Saluda VA #3 Solar LLC	Limited Liability Company	DE
Saluda VA #4 Solar LLC	Limited Liability Company	DE
SB Granada Garage Solar LLC	Limited Liability Company	DE
SC Tire Processing LLC	Limited Liability Company	DE
Seldera LLC	Limited Liability Company	DE
Shawangunk Correctional Wallkill NY Solar LLC	Limited Liability Company	DE
Sierra Energy Company	Corporation	DE
Smithfield Municipal LLC	Limited Liability Company	NV
Smithfield RI NCA Solar LLC	Limited Liability Company	DE
Solar Revere Phase I LLC	Limited Liability Company	DE
Solutions Holdings, LLC	Limited Liability Company	DE
South Boston VA Solar	Limited Liability Company	DE
SR-85 Renewable Biogas LLC	Limited Liability Company	DE
St. Barnabas Road Solar LLC	Limited Liability Company	DE
Stafford Solar Power LLC	Limited Liability Company	DE
Stockbridge Landfill Solar PV LLC	Limited Liability Company	De
Suffolk VA Solar LLC	Limited Liability Company	DE
Sunnyvale Renewable Energy LLC	Limited Liability Company	DE
Sutter Auburn Faith Buyout LLC	Limited Liability Company	DE
Sutter Auburn Solar LLC	Limited Liability Company	DE
Sutter Davis Phase 2 Solar LLC	Limited Liability Company	DE
Sutter Davis Solar LLC	Limited Liability Company	DE
Sutter Elk Grove Solar LLC	Limited Liability Company	DE
Sutter Fairfield Solar LLC	Limited Liability Company	DE
Sutter Group SLMLS Solar LLC	Limited Liability Company	DE
Sutter Los Altos Clinic Solar LLC	Limited Liability Company	DE
Sutter Los Banos Solar LLC	Limited Liability Company	DE
Sutter Milvia Solar LLC	Limited Liability Company	DE
Sutter Novato Solar LLC	Limited Liability Company	DE
Sutter River Plaza Solar LLC	Limited Liability Company	DE
Sutter San Pablo Solar LLC	Limited Liability Company	DE
Sutter Santa Cruz Solar LLC	Limited Liability Company	DE
Sutter Santa Rosa Solar LLC	Limited Liability Company	DE
Sutter Schriever Solar LLC	Limited Liability Company	DE
Sutter Steiner Solar LLC	Limited Liability Company	DE
Sutter Stockton Solar LLC	Limited Liability Company	DE
Sutter Vallejo-Solano Solar LLC	Limited Liability Company	DE
Swanton MD #1 Solar LLC	Limited Liability Company	DE

LEGAL NAME	ENTITY TYPE	JURISDICTION
Sympaug Solar LLC	Limited Liability Company	DE
Taylor Hill Road Solar LLC	Limited Liability Company	DE
TerraNavigator, LLC	Limited Liability Company	DE
Waihee Well Solar LLC	Limited Liability Company	DE
Walden NY 1 LLC	Limited Liability Company	DE
Washington Correctional Comstock NY Solar LLC	Limited Liability Company	DE
Washington National And Cedar Hill Solar LLC fka 511 Venture Avenue Solar LLC	Limited Liability Company	DE
Wayland Municipal Solar LLC	Limited Liability Company	DE
Wende Correctional Alden NY Solar LLC	Limited Liability Company	DE
Wendell MA 1, LLC	Limited Liability Company	DE
West Coast MPPA LLC	Limited Liability Company	DE
West Newbury Main St. Solar LLC	Limited Liability Company	DE
Westerlo NY 1, LLC	Limited Liability Company	DE
Weston DPW Solar LLC	Limited Liability Company	DE
Westtown NY 2, LLC	Limited Liability Company	DE
Westwood Fires Station Solar LLC	Limited Liability Company	DE
Westwood Schools Solar 1 LLC	Limited Liability Company	DE
Westwood Solar Partners LLC	Limited Liability Company	DE
White Rock Road LLC	Limited Liability Company	DE
Windsor VA Solar LLC	Limited Liability Company	DE
Wood River Solar LLC	Limited Liability Company	DE
Woodbridge Avenue Solar LLC	Limited Liability Company	DE
Yarmouth Solar Partners LLC	Limited Liability Company	DE